. . . 1 The 2Q 2023 Earnings Release Supplement should be read in conjunction with the Earnings Release furnished as Exhibit 99.1 to Form 8-K filed with the SEC on July 20, 2023. Exhibit 99.2 OceanFirst Financial Corp. 2Q 2023 Earnings Release Supplement1 July 2023

. . .Legal Disclaimer FORWARD LOOKING STATEMENTS. In addition to historical information, this news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in interest rates, inflation, general economic conditions, potential recessionary conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters, potential increases to flood insurance premiums, the current or anticipated impact of military conflict, terrorism or other geopolitical events, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, changes in liquidity, including the size and composition of the Company’s deposit portfolio, including the percentage of uninsured deposits in the portfolio, competition, demand for financial services in the Company’s market area, changes in consumer spending, borrowing and saving habits, changes in accounting principles, a failure in or breach of the Company’s operational or security systems or infrastructure, including cyberattacks, the failure to maintain current technologies, failure to retain or attract employees, the impact of the COVID-19 pandemic or any other pandemic on our operations and financial results and those of our customers and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP (generally accepted accounting principles) measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included in the Company’s Earnings Release furnished as Exhibit 99.1 to Form 8-K as filed with the SEC on July 20, 2023. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third-party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. These estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. 2

. . .Q2-23 Financial Highlights 3 (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. Financial Highlights $0.46 Core Diluted EPS 1 $92.1 million Net Interest Income 0.81% Core ROAA 1 10.36% Core ROTCE 1 $0.64 Core PTPP Diluted EPS 1 10.21% CET1 Ratio  The Company maintained on-balance sheet liquidity and funding capacity at 260% of our adjusted uninsured deposits and manages a high-quality investment portfolio.  Capital ratios remain strong. Mark to market would impact capital less than 65 bps.  Earnings and profitability declined due to the increased beta on deposit costs.  Loan growth has moderated, reflecting continued price and credit structure discipline.

. . . I N V E S T O R P R E S E N T A T I O N 4 Quarterly Earnings Update

. . .Loan Portfolio Trends 5 Moderated Loan Growth in the Portfolio ($’millions)  Loan growth has moderated prudently, with the expectation of single-digit growth for the remainder of the year.  Diversified portfolio with a focus on CRE Investor Owned and Residential loans.  Attractive and improving loan yields. 4,809 5,008 5,172 5,297 5,320 1,021 984 997 986 982584 653 622 622 620 2,758 2,813 2,862 2,882 2,907 264 4.76% 4.18% 3.95% Q2-23 252 Q2-22 262 Q3-22 10,084 Q4-22 4.96% Q1-23 2539,425 5.17% 2559,719 9,918 10,040 Home Equity & Consumer Average Loan Yield C&I Residential CRE Owner Occupied CRE Investor Owned

Credit Quality Historically Top Quartile and Well Positioned

CRE Investor Owned - Collateral Details				
$'millions	CRE: Investor Owned	% of Total	WA LTV	WA DSCR
Retail	1,091	23.1%	55.5	1.65
Office	1,055	22.4%	55.8	1.81
Multi-Family	903	19.2%	61.3	1.50
Industrial / Warehouse	748	15.9%	49.5	2.00
Hospitality	137	2.9%	50.7	1.28
Other [1]	779	16.5%	45.8	1.67
CRE: Investor Owned	**4,713**	**100.0%**	**54.0**	**1.70**
Construction	607			
CRE IO and Construction Total	**5,320**			

CRE Investor Owner Portfolio by Geography



Other
8%
MD/DC
MA
3%
3%
NY
29%
NJ
37%
21%
PA/DE

- ***Underlying collateral is diversified:*** The underlying collateral for the CRE Investor Owned ("Investor") portfolio is highly diversified and focused in low risk collateral types.
- ***Central business district loans comprise 1.1%*** of total assets and have a weighted average LTV of 54.5% and weighted average DSCR of 1.5.
- ***Criticized and classified office loans comprised of 3.6% of total office loans.***
- ***Maturity wall is modest and has a minimal impact:*** Our maturity wall, totaling $463 million (or 4.6% of total loans), is set to mature in 2023 and 2024 with weighted average rates of 6.27% and 5.54%, for each respective cohort.
  - Repricing analysis[(2)] was performed on 90% of the maturing 2023 and 2024 CRE Investor and Construction portfolio, increasing interest rates to 7%. **~90% of the population retained a DSCR >/= 1.0 when stressed at the originally underwritten rents**.
  - The weighted average DSCR of loans subject to the stress test is 1.32.

Maturity Wall Detail					
	Balance	Weighted Average			% of
Maturity Year	($'millions)	Rate	LTV	DSCR	Loans
2023	119	6.27	50.56	1.17	1.18%
2024	344	5.54	61.00	1.99	3.41%
Total	**463**	**5.72**	**58.32**	**1.78**	**4.59%**

Notes:
All data presented represents CRE Investor balances, excluding purchase accounting marks and Construction as of June 30, 2023, unless otherwise noted.
(1) Other includes co-operatives, single purpose, stores and some living units / mixed use, investor owned 1-4 family, land / development, and other.
(2) We are actively tracking CRE loan underlying cash flows and noted no material change from Q1-23. As such, we have deemed the results from the Q1-23 repricing analysis to be relevant for the current quarter.

6

OCEANFIRST

. . . Strong asset quality trends driven by prudent loan growth and credit decisioning. Quarterly Credit Trends (1 of 2) 7 Non-Performing Loans and Assets ($’000)1 Special Mention and Substandard Loans ($’000) Note: Of the $30.9 million in Special Mention loans and $88.2 million of Substandard loans, $28.7 million (or 93.1%) and $80.4 million (or 91.2%) are current on payments, respectively. 0.18% 0.14% Q2-22 0.19% 0.15% Q3-22 0.19% 0.15% Q4-22 0.18% 0.14% Q1-23 0.19% 0.14% Q2-23 Non-performing loans to total loans Non-performing assets to total assets Non-performing loans 17,224 18,455 19,321 19,587 103,294 97,353 50,776 86,765 88,152 60,812 54,330 48,214 23,980 30,859 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 164,106 151,683 98,990 110,744 119,011 Special Mention Substandard (1) PCD loans are not included in these metrics. Refer to Asset Quality section in the Earnings Release for additional information. 18,508

. . .Quarterly Credit Trends (2 of 2) 8 Loan Allowance for Credit Losses (ACL) Plus PCD & General Credit Marks / Total Loans NCOs / (Recoveries) and Provision for Credit Loss Expense ($’000) 0.17% 0.55% Q2-22 0.14% 0.55% Q3-22 0.12% 0.57% Q4-22 0.10% 0.60% Q1-23 Q2-23 0.72% 0.69% 0.69% 0.70% 0.71% 0.61% 0.10% PCD & General Credit Marks ACL 9 (252) (5) (47) 123 1,254 Q2-22 1,016 Q3-22 3,647 Q4-22 3,013 Q1-23 Q2-23 1,229 Provision Expense Net Charge-offs (Recoveries) NCO / Average Loans were 0% for all periods presented.

. . . COVID-19 Pandemic Track Record of Strong Credit Performance 9  From 2006 to 2022, inclusive of the Global Financial Crisis, Hurricane Sandy, and the COVID-19 Pandemic, OCFC’s CRE NCO to average CRE loans totaled 6 bps per year compared to 81 bps for all commercial banks between $10 - $50 billion in assets.  Peak CRE net charge-offs for OCFC totaled 47 bps in 2020, related to proactively de-risking our balance sheet. Peak CRE charge- offs for commercial banks between $10-$50 billion in assets were 455 bps in 2010. 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1-23 OCFC CRE NCO / Avg Assets OCFC NCO / Avg Assets Commercial Banks ($10-50 bn) CRE NCO / Avg Assets Commercial Banks ($10-50 bn) NCO / Avg Assets Global Financial Crisis Cumulative CRE charge-offs for OCFC between 2006 and Q1-23 were minimal, totaling $26.9 million. Hurricane Sandy Source: S&P Global. Note: Commercial bank reporting is on a one quarter lag.

Deposit Trends

Shift in Deposit Mix to Drive Retention ($'millions)



9,831
2,312
3,696
1,606
717
1,500
Q2-22
9,959
2,326
3,910
1,570
749
1,404
Q3-22
9,675
2,101
3,830
1,488
714
1,542
Q4-22
9,993
1,984
3,697
1,309
616
2,387
Q1-23
10,158
1,854
3,538
1,230
770
2,766
Q2-23
Non Int. Bearing
Int. Bearing Checking
Savings
Money Market
Time Deposits

Cost of Deposits

Type of Account	Qtr. Avg.	June 30 Spot
Int. Bearing Checking	1.29%	1.11%
Money Market [2]	2.12%	2.52%
Savings	0.12%	0.12%
Time Deposits	3.57%	3.77%
Total (incl. non-int bearing)	**1.52%**	**1.63%**

- Deposits (excl. brokered CD's) remained stable, decreasing by less than 0.2% from the linked quarter.
- Continued mix shift in Q2-23 towards time deposits is driven by an increase in brokered CDs of ~$180 million, helping to retain existing customers.
- The duration on retail and brokered CD's were 8.0 months and 6.9 months, respectively.
- We maintain prudent price discipline resulting in an overall deposit beta of 29%. Excluding brokered CDs, our deposit beta totaled 21%. We expect deposit betas to continue to rise as the competitive landscape for deposits increases.

Deposit Beta and Cost Trend



6.4%
0.3%
Q2-22
6.7%
0.4%
Q3-22
9.8%
0.6%
Q4-22
20.0%
1.1%
Q1-23
28.8%
1.6%
Q2-23
Deposit Beta (1)
Cost of Deposits (Spot)

(1) Deposit beta is calculated as the increase in rate paid on total deposits per quarter divided by the incremental increase in the fed funds rate since January 1, 2022.
(2) Includes money market and institutional deposits.

10

OCEANFIRST

~85% of Total Deposits Are Insured and Population Remains Granular



Total Deposits ($'millions)
9,831
9,959
9,675
9,993
10,158
22.7%
22.5%
21.3%
18.6%
15.1%
77.3%
77.5%
78.7%
81.4%
84.9%
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
Adj Uninsured Deposits
Adj Insured Deposits

- OCFC's deposit composition is extremely granular with 98% of all deposit accounts having less than $250K.
- OCFC customers have long tenured relationships with an average age of 9 years. The median age of a deposit relationship is 8 years.
- Average non-government deposit account is well below the FDIC insurance limit.
- Government deposits in New Jersey are protected by the State under the NJ Government Unit Deposit Protection Act and fully collateralized by OCFC.

Reduction in uninsured deposits percentage of total deposits in Q2-23 due to methodology change to improve accuracy of estimated adjusted uninsured deposits.

Deposit Accounts by Size



> $250K
2%
235.2K Accounts
98%
< $250K

Length of Customer Relationships



> 25 Years
10%
< 5 years
32%
15-25 Years
21%
152.7K Customers
17%
20%
10-15 Years
5-10 Years

Customer Segment

Segment	Average Balance
Personal	$21K
Business	$134K
Government[1]	$903K

Note: Refer to Appendices for detailed adjusted uninsured deposit bridge as of 6/30/23. Prior periods are reported under historical methodology.
Note #2: All data presented is as of June 30, 2023, unless otherwise noted.
[1]The State of NJ requires collateralization on municipal deposits and administers a backstop to protect these deposits.

11

OCEANFIRST

. . .Net Interest Income and Net Interest Margin Trends 12 (1) Core NIM excludes purchase accounting and prepayment fee income. Refer to the Earnings Release for additional information. Core NIM1 vs NIM NIM Bridge Q1-23 NIM -0.27 3.02% Ordinary course rate impacts 0.01 Quarter-specific impacts (payoffs and prepayment fees) -0.06 Liquidity build- up impacts Q2-23 NIM 3.34% 3.34% 3.64% 3.54% 3.29% 3.12% 3.28% Q2-22 3.36% Q3-22 Q4-22 3.30% Q1-23 3.02% 2.97% Q2-23 NIM Core NIM Net Interest Income ($’000) Q2-23Q2-22 90,797 95,965 Q3-22 106,488 Q4-22 98,802 Q1-23 92,109 Net Interest Income Headwinds  Competitive market environment as peers compete on rate for quality credit.  Maintaining a healthy loan-to-deposit ratio while remaining disciplined on deposit pricing and managing funding costs.

. . . Core Efficiency Ratio1 Expense Discipline and Focused Investment 13 Core Non-Interest Expense1 ($’000) 41,721 42,331 45,711 45,981 47,610 12,992 13,937 11,111 13,108 12,923 2,7773,206 Q4-22Q2-22 2,519 Q3-22 2,128 Q1-23 2,397 Q2-23 57,919 59,045 59,341 61,217 62,930 Trident Technology Expense Other Core Non-Int Exp 56.49% 54.43% Q2-22 54.80% Q4-22Q3-22 50.78% Q1-23 61.94% Q2-23 1.89% 1.91% 1.88% 1.87% 1.87% Core Non-Interest Expense to Average Assets (Annualized)Core Efficiency Ratio (1For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information.  Q2-23 core operating expenses increased $1.7 million from the prior linked quarter and totaled $62.9 million.  The current quarter included one-time expenses of $1.0 million that are not expected to be recurring.  We are implementing a series of operating leverage strategies that will reduce total operating expenses no later than Q4-23 and continue into 2024.

. . .Generating Consistent and Attractive Returns 14 Book Value and Tangible Book Value per Common Share ($)1 Core ROAA1, ROTE1, and ROTCE1 • Book value per share increased by $0.30 (or 1.1%) per share compared to the linked quarter. • Tangible book value per common share increased by $0.30 (or 1.7%) compared to the linked quarter. • Capital ratios remain strong when stress tested with hypothetical sale of entire investment portfolio. Capital Management ($’millions) 15.96 16.30 17.08 17.42 17.72 25.73 26.04 26.81 27.07 27.37 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Book Value per Share Tangible Book Value per Common Share 13.73% 14.53% 1.13% Q2-22 13.62% 14.40% 1.11% Q3-22 15.01% 15.86% 1.22% Q4-22 12.15% 12.80% 1.00% Q1-23 9.84% 10.36% 0.81% Q2-23 Core ROTE Core ROTCE Core ROAA 10 12 12 12 12 5 8.39% Q2-22 8.38% 0 Q3-22 8.47% 0 Q4-22 8.37% 0 Q1-23 8.51% 0 Q2-23 Tangible Stockholders’ Equity to Tangible Assets1 Share Repurchases Cash Dividend (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information.

. . .Leading TBV Growth Supported by Prudent Liquidity Management 15 Tangible Book Value per Share Growth (Q1-22 to Q1-23)(1) (1) Peers include those companies defined in definitive proxy statement filed April 21, 2023. Excludes Investors Bancorp due to the sale to Citizens Financial Group. -20% -10% 0% 10% -30% -25% -15% -5% 5% Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15OCFC Peer 17 Peer 18 Peer 19 Peer 20 Peer 21 9.3% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 16

. . .Management 2023 Outlook – Update 16 Loans Deposits Operating Expenses Net Interest Margin Capital • Continued focus on credit risk management, anchored by our diversified CRE portfolio that has performed well in market downturns • Maintain loan-to-deposits ratio ~100% for remainder of the year • Accounts for uncertainty in deposit flows. Our expectation is moderate outflow of non-maturity deposits, offset by an increase in promo CDs • Accounts for flexibility to sustain increased liquidity levels as needed Low single-digit growth for full year Low single-digit growth for full year Q4-23 expected to stabilize in the $58- $59 million range Flat to nominal decline in Q3-23 Flat CET1 ratio (~10%) Guidance Key Assumptions / Commentary • The current quarter included one-time expenses of $1.0 million that are not expected to be recurring • Q3-23 will likely remain elevated due to charges associated with continued expense rationalization • This does not include the potential one-time proposed FDIC special assessment, which is expected to be $3.0 million based on initial guidance. This could be lower depending on the final assessment rules • We are working on incremental opportunities to reduce expenses modestly in 2024

. . . I N V E S T O R P R E S E N T A T I O N 17 Appendix

Liquidity Sources are Robust and Diverse



260%
4,026
702
175
1,335
1,814
1,548
Liquidity Sources
Adjusted Uninsured Deposits

Numbers in the above table are in $'millions.

FRB Discount Window Capacity
FedFunds and Repo Lines Available
FHLB Remaining Capacity
Cash and Unpledged Securities
Adjusted Uninsured Deposits

Liquidity remains robust:

- Adjusted uninsured deposits accounted for 15% of total deposits.
- Cash held on balance sheet totaled $338 million[(1)].
- OCFC had no outstanding borrowings from the Federal Reserve Discount Window or Bank Term Funding Program, strong sources of back stop liquidity.
- As the banking environment continues to stabilize, we will evaluate our liquidity position and needs through Q3-23 and Q4-23, with potential reductions in excess liquidity to be redeployed into new loans.

18

Note: All data presented is as of June 30, 2023.
(1) Excludes estimated cash used in daily banking operations.

OCEANFIRST

High Quality and Low Risk Investment Portfolio

Investment Portfolio Composition


Other
US Government & Agency
Corporate Debt
5%
4%
4%
Asset-Backed
16%
Total:
$1.8B
State and Municipal
14%
56%
Agency MBS
1%
MBS

Rate Exposure:
- 22% floating
- 78% fixed

Portfolio Trends and Yield (1)


1,812
1,749
1,765
1,955
1,931
1.90%
2.27%
2.83%
3.40%
3.47%
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
Average Investments ($ millions)
Yield on Investments (%)

Investment Portfolio Composition

	AFS		HTM		Equities	
$'millions	**Fair Value**	**Duration (Yrs)**	**Amortized Cost**	**Duration (Yrs)**	**Fair Value**	**Duration (Yrs)**
Asset-Backed	285	(0)	-	-	-	-
US Gov & Agency	66	4	-	-	-	-
Agency MBS	92	6	896	4	-	-
Corporate Debt	9	2	52	0	-	-
State and Municipal	-	-	249	5	-	-
MBS	-	-	25	2	-	-
Other	-	-	-	-	96	1
Total	**452**		**1,222**		**96**	

- Unrealized gain on AFS debt securities of $0.3 million in Q2-23 ($5.8 million in the YTD period).
- Portfolio remains high quality and investment grade with 86% rated AAA or AA.
- Total duration on the investment portfolio totaled 4 years.

Note: All data presented is as of June 30, 2023, unless otherwise noted.
(1) Average investments includes restricted equity investments comprised primarily of FHLB and FRB stock.

19

OCEANFIRST

. . .OCFC’s Customer Base Values Operational Support OCFC’s deposit base is highly operational and values individualized service and support. OCFC customers initiated over 43 million total transactions in 2022 for over $101 billion, turning over our June 30, 2023 deposit balance more than 10 times per year. 13.6% 30.3% 52.0% 0.2% 2.2% 1.7% 58.1% 15.8% 24.6% 0.5% 1.0%43.3 million transactions $101.5 billion Volume Dollars Wires Bill Pay eWallet Checks Cleared ACH Transactions Debit Card (Visa) Legend 1 (1) Legend applies to both volume and dollar charts.

. . .Adjusted Uninsured Deposit Bridge Detail 21 Note #1: Uninsured deposits are reported at the consolidated Bank level per the Call Report. (1) The State of NJ requires collateralization on municipal deposits and administers a backstop to protect these deposits. (2) Gross exclusions relate to intercompany deposits. Adjusted Uninsured Deposit Bridge $'millions Schedule/Line June 30, 2023 Estimated Uninsured Deposits RC-O Line M.2 5,057 Less: Collateralized Municipal Deposits1 (2,027) Less: Gross Exclusion Deposits2 (1,482) Estimated Adjusted Uninsured Deposits, net of exclusions 1,548 Total Deposits RC-O Line 1 11,716 Less: Gross Exclusion Deposits2 (1,482) Total Deposits, net of exclusions RC Line 13.a 10,234 % of Total Deposits, net of exclusions 15.1%

. . .Non-GAAP Reconciliations (1 of 2) (1) The sale of specific positions in two financial institutions impacted both equity investments and debt securities for the three months ended March 31, 2023. On the Consolidated Statements of Income, the losses on sale of equity investments and debt securities are reported within net gain (loss) on equity investments ($4.6 million) and other ($697,000), respectively, for the three months ended March 31, 2023. Non-GAAP Reconciliation For the Three Months Ended $'000 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 Core Earnings: Net income available to common stockholders (GAAP) 26,793 26,879 52,268 37,607 27,957 Add (less) non-recurring and non-core items: Merger related expenses - 22 276 298 196 Branch consolidation expense (benefit), net - 70 111 (346) 546 Net loss (gain) on equity investments (1) 559 2,193 (17,187) (3,362) 8,078 Net loss on sale of investments (1) - 5,305 - - - Income tax (benefit) expense on items (162) (1,797) 4,060 824 (2,132) Core earnings (Non-GAAP) 27,190 32,672 39,528 35,021 34,645 Income tax expense 8,996 8,654 17,353 12,298 8,940 Provision for credit losses 1,229 3,013 3,647 1,016 1,254 Less: income tax (benefit) expense on non-core items (162) (1,797) 4,060 824 (2,132) Core earnings PTPP (Non-GAAP) 37,577 46,136 56,468 47,511 46,971 Core earnings diluted earnings per share 0.46 0.55 0.67 0.60 0.59 Core earnings PTPP diluted earnings per share 0.64 0.78 0.96 0.81 0.80

. . .Non-GAAP Reconciliations (2 of 2) Non-GAAP Reconciliation $'000 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 Tangible Equity Total stockholders' equity 1,626,283 1,610,371 1,585,464 1,540,216 1,521,432 Less: Goodwill 506,146 506,146 506,146 506,146 506,146 Core deposit intangible 11,476 12,470 13,497 14,656 15,827 Tangible stockholders' equity 1,108,661 1,091,755 1,065,821 1,019,414 999,459 Less: Preferred Stock 55,527 55,527 55,527 55,527 55,527 Tangible common equity 1,053,134 1,036,228 1,010,294 963,887 943,932 Tangible Assets Total Assets 13,538,903 13,555,175 13,103,896 12,683,453 12,438,653 Less: Goodwill 506,146 506,146 506,146 506,146 506,146 Core deposit intangible 11,476 12,470 13,497 14,656 15,827 Tangible assets 13,021,281 13,036,559 12,584,253 12,162,651 11,916,680